Exhibit 99.1

SHAP 2018-1, LLC CFMT 2021-HB6 Due Diligence Review

June 10, 2021

This document is protected under the copyright laws of the United States and other countries as an unpublished work. This document contains information that is proprietary and confidential to American Mortgage Consultants, Inc. or its technical alliance partners, which shall not be disclosed outside or duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate American Mortgage Consultants, Inc. Any use or disclosure in whole or in part of this information without the express written permission of American Mortgage Consultants, Inc. is prohibited.

© 2021 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

SHAP 2018-1 LLC, CFMT 2021-HB6 Due Diligence

Review Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 4,434 Home Equity Conversion Mortgage loans (“HECMs”) owned by SHAP 2018-1, LLC (“Client”). The HECM portfolio is sub-serviced by Compu-Link Corporation, d/b/a Celink (“Celink”) (2,271 HECMs) and Reverse Mortgage Solutions, Inc. (RMS) (2,163 HECMs). The review included review of data, documentation and images provided by the sub-servicers, validation of key servicing system data, and confirmation of FHA Mortgage Insurance, as of April 30, 2021 (the “Cut-off Date”). Due diligence also included an order of Broker Price Opinions (“BPOs”) to gain insight into market value on a sample of properties. It also included current owner title searches retrieved by AMC. The procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Original sample selections were grossed up by 20% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The original population for securitization was reduced from 4,434 HECMs to 4,048 HECMs (the “Securitization Population”) after sample selections were made and due diligence commenced. The three-hundred eighty-six (386) drops were requested by SHAP 2018-1, LLC. Securitization Population reductions within each procedure tested may have altered overall statistical samples because of dropped loans after sampling was completed. Samples sizes and exceptions identified within the procedures below have excluded dropped loans.

Procedures

1.	Obtain a data tape from SHAP 2018-1, LLC, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the sub-servicer’s servicing system of record agree to the data tape.
•	MIP Rate
•	Current UPB
•	Current Interest Rate
•	Loan Status
•	Borrower 1 First Name
•	Borrower 1 Last Name
•	Borrower 1 DOB
•	Borrower 2 First Name
•	Borrower 2 Last Name
•	Borrower 2 DOB
•	Current Life Expectancy Set-Aside Amount
•	Property City
•	Property State
•	Property Zip
•	Property Unit Count
•	Property Type
•	Marketable Title Date (inactive loans only)

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MIP Rate

From a sample of 409 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 409 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. AMC identified fourteen (14) instances where the Current UPB was found to have a variance compared to the data tape. Eleven (11) variances were cleared when Client provided an updated data tape. There were three (3) remaining data discrepancies noted. There were no other exceptions noted.

Current Interest Rate

From a sample of 409 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. AMC identified two-hundred thirty-one (231) instances where the Current Interest Rate was found to have a variance compared to the data tape. One-hundred ninety-seven (197) variances were cleared when Client provided an updated data tape. There were thirty-four (34) remaining data discrepancies noted. There were no other exceptions noted.

Loan Status

From a sample of 409 HECMs, AMC reviewed the servicing system screen shots or the servicing system and compared the Loan Status represented in the screenshot or servicing system as of the Cut-off Date to the value represented in the data tape. AMC identified thirty-one (31) instances where the Loan Status was found to have a variance to the data tape.

Borrower 1 First Name

From a sample of 409 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Borrower 1 First Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Borrower 1 Last Name

From a sample of 409 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Borrower 1 Last Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Borrower 1 DOB

From a sample of 409 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Borrower 1 Date of Birth (“DOB”) represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. AMC identified one (1) instance where the Borrower 1 DOB was found to have a variance compared to the data tape. No other exceptions were noted.

Borrower 2 First Name

From a sample of 409 HECMs, AMC identified 128 HECMs with a co-borrower. AMC reviewed servicing system screen shots or the servicing system for the 128 HECMs and compared the Borrower 2 First Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Borrower 2 Last Name

From a sample of 409 HECMs, AMC identified 128 HECMs with a co-borrower. AMC reviewed servicing system screen shots or the servicing system for the 128 HECMs and compared the Borrower 2 Last Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Borrower 2 DOB

From a sample of 409 HECMs, AMC identified 128 HECMs with a co-borrower. AMC reviewed servicing system screen shots or the servicing system for the 128 HECMs and compared the Borrower 2 Date of Birth (“DOB”) represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

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Current Life Expectancy Set-Aside Amount (LESA)

From a sample of 409 HECMs, AMC identified zero (0) HECMs with a Life Expectancy Set-Aside Amount.

Property City

From a sample of 409 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Property City represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Property State

From a sample of 409 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Property State represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Property Zip

From a sample of 409 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Property Zip represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. AMC identified two (2) instances where the Property Zip was found to have a variance compared to the data tape. No other exceptions were noted.

Property Unit Count

From a sample of 409 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Property Unit Count represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. AMC was unable to confirm the Property Unit Count for one-hundred seventy-two (172) HECMs due to the absence of a screen shot or availability in the servicing system.

Property Type

From a sample of 409 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Property Type represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. AMC identified four (4) instances where the Property Type was found to have a variance compared to the data tape. Three (3) of the exceptions were where the Property Type was found to have a variance compared to the data tape and one (1) of the exceptions was where SHAP 2018-1, LLC and the sub-servicer were unable to provide documentation to support the Property Type represented in the screen shot or servicing system.

Marketable Title Date

From a sample of 409 HECMs, AMC identified six (6) HECMs with marketable title dates. AMC reviewed servicing system screenshots or the servicing system for the six (6) HECMs and compared the marketable title date represented in the screenshot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Maximum Claim Amount
•	Original Note Rate
•	Margin (for adjustable rate loans)
•	Index (for adjustable rate loans)
•	Debenture Interest Rate
•	Closing Date
•	FHA Case Number
•	Called Due Date (inactive loans only)
•	UPB at Called Due Date (inactive loans only)
•	Foreclosure First Legal Date (inactive loans only)

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Maximum Claim Amount

From a sample of 409 HECMs, AMC reviewed HERMIT screen shots from the applicable sub-servicer and compared the Max Claim Amount represented in the screen shot to the data tape provided by SHAP 2018-1, LLC. No exceptions were identified.

Original Note Rate

From a sample of 409 HECMs, AMC reviewed the original Note provided by SHAP 2018-1, LLC. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by SHAP 2018-1, LLC. AMC identified two (2) exceptions. One (1) exception was due to data discrepancies between the tape data and the audit findings. One (1) exception was due to no documentation being provided to support the due diligence. No other exceptions were noted.

Margin (for adjustable rate HECMs)

From a sample of 409 HECMs, AMC identified 261 HECMs with adjustable rate features. AMC reviewed the Original Note provided by SHAP 2018-1, LLC for the HECMs. AMC compared the Margin represented in the Note to the Margin represented in the tape data provided by SHAP 2018-1, LLC. AMC identified one (1) exception due to no documentation being provided to support the due diligence. No other exceptions were noted.

Index (for adjustable rate HECMs)

From a sample of 409 HECMs, AMC identified 261 HECMs with adjustable rate features. AMC reviewed the Original Note provided by SHAP 2018-1, LLC for the HECMs. AMC compared the Index represented in the Note to the Index represented in the tape data provided by SHAP 2018-1, LLC. AMC identified one (1) exception due to no documentation being provided to support the due diligence. No other exceptions were noted.

Debenture Interest Rate

From a sample of 409 HECMs, AMC reviewed HERMIT screen shots from the applicable sub-servicer to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. There were no exceptions noted.

Closing Date

From a sample of 409 HECMs, AMC reviewed HERMIT screen shots or HUD settlement documents from the applicable sub-servicer to determine the closing date recognized by HUD and compared the date to the tape data. AMC identified one (1) exception due to a discrepancy between the documentation provided and the data tape. There were no other exceptions noted.

FHA Case Number

From a sample of 409 HECMs, AMC reviewed HERMIT screen shots from the applicable sub-servicer and compared the FHA Case Number represented in the screen shot to the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

Called Due Date

From a sample of 409 HECMs, AMC identified 280 HECMs with a Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date and compared the dates to the Called Due Date listed in the data tape provided by SHAP 2018-1, LLC. AMC noted forty-three (43) exceptions. Forty (40) of the exceptions were due to data discrepancies between the tape data and the screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee and three (3) exceptions were due to no documentation being provided to support the due diligence. No other exceptions were noted.

UPB at Called Due Date

From a sample of 409 HECMs, AMC identified 280 HECMs with a UPB at Called Due Date in the data tape.  AMC reviewed a screen of the applicable sub-servicer’s system representing the HECM balance history and compared the UPB at the time of the Called Due Date represented in the servicing system to the value represented in the data tape.  AMC noted eighty-three (83) exceptions. Seventy-six (76) exceptions were due to data discrepancies between the tape data and the screen shot of the applicable sub-servicer’s system and seven (7) exceptions were due to no documentation being provided to support the due diligence. No other exceptions were noted.

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Foreclosure First Legal Date

From a sample of 409 HECMs, AMC identified 185 HECMs with a Foreclosure First Legal Date. AMC reviewed imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action for each of those 185 HECMs and compared the Foreclosure First Legal Date found therein to the Foreclosure First Legal Date represented in the data tape. AMC noted twenty-eight (28) exceptions. Nine (9) of the exceptions were due to data discrepancies between the tape data and the foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and nineteen (19) exceptions were due to missing documentation. No other exceptions were noted.

2.	Obtain and review FHA reporting from SHAP 2018-1, LLC and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 4,048 assets in the Securitization Population. AMC identified fifty-four (54) HECMs where FHA insurance was confirmed to be terminated. The results of the review were provided to SHAP 2018-1, LLC who confirmed that all fifty-four (54) terminated HECMs were liquidated and initial claims were received with supplemental claims pending.

3.	Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by SHAP 2018-1, LLC.

From a sample of 409 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two (62) years of age or older at the time of closing. AMC identified forty-two (42) exceptions. All forty-two (42) exceptions were due to missing documentation. At SHAP 2018-1, LLC’s request, a social security number search was run by LexisNexis to verify the primary borrower’s birthdate. All forty-two (42) of the HECMs with exceptions identified had dates of birth and loan eligibility subsequently confirmed through the search. There were no other exceptions noted.

4.a. Identify HECMs with property valuations twenty-four (24) or more months old. Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

BPOs for a total of 335 HECMs were ordered for HECMs in the Securitization Population. Of the 335 BPOs five (5) were not received from the valuation vender during the due diligence timeframe provided. The results of all the valuations received have been provided to SHAP 2018-1, LLC.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

4.b. Obtain the most recent valuations report including date of valuation, type, and amount, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 409 of the most recent appraisals found in the Securitization Population validating the date and amount from the imaged appraisal to the servicing system data. AMC identified one-hundred three (103) unique HECMs with exceptions. Thirty-four (34) exceptions were due to missing documents. Sixty-one (61) variances were due to a date and amount discrepancy. One (1) variance was due to a value discrepancy only. Seven (7) variances were due to a date discrepancy only. No other exceptions were noted.

AMC did not review the appraisal in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

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5.	Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:

a.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

AMC identified 389 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 389 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by SHAP 2018-1, LLC. AMC identified thirty-five (35) exceptions. For fourteen (14) of the thirty-five (35) exceptions, SHAP 2018-1, LLC was unable to provide over-allowable approvals to support associated advances and for twenty-one (21) of the exceptions, SHAP 2018-1, LLC was unable to provide documentation to support the advance. There were no other exceptions noted.

b.	Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 349 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from each of those HECMs, requested relevant invoice support from SHAP 2018-1, LLC and verified that the amount and coding of the disbursement is accurately represented in the servicing system. AMC identified eighty-eight (88) exceptions. Seventy-seven (77) exceptions where due to no documentation being provided to support the advance and the remaining eleven (11) exceptions were due to data discrepancies. There were no other exceptions noted.

c.	Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 397 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from each of those HECMs, requested relevant invoice support from SHAP 2018-1, LLC and verified that the amount and coding of the disbursement is accurately represented in the servicing system. AMC identified fifty-eight (58) exceptions. Fifty-six (56) exceptions were due to no documentation being provided to support the advance and the remaining two (2) exceptions were due to data discrepancies. There were no other exceptions noted.

 title results

As requested by the Client, either a title review and/or Black Knight lien search was included in AMC’s scope of review on all HECMs in the Securitization Population. 3,020 HECMs received a title review utilizing a current owner’s title search and supporting materials provided by Client. 1,028 loans received a Black Knight Lien Alert report.

To facilitate the title review on 3,020 HECMs, the Client provided AMC with identifying data on the Securitization Population. Data provided by the Client, included HECM and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these HECMs through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

SUMMARY (3,020 HECMs)

As part of the due diligence services, the Client provided AMC with identifying data on 3,020 HECMs in the Securitization Population.  There were sixty-five (65) HECMs that were determined to have critical findings based on the scope of reviews set forth herein. The results of the review were provided to SHAP 2018-1 for which they confirmed that all sixty-five (65) HECMs are either in an REO status or liquidated.

BLACK KNIGHT SUMMARY (1,028 HECMs)

As part of the due diligence services, the Client provided AMC with identifying data on 1,028 HECMs in the Securitization Population and a Black Knight Lien Alert was obtained for these HECMs. The title evidence obtained indicated that there were no critical exceptions related to lien position on these 1,028 HECMs.

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